UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2022 (October 17, 2022)

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township,	Pennsylvania	16066-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Certain Officers

On October 17, 2022, Mr. Lee McChesney was appointed Senior Vice President and Chief Financial Officer (principal financial officer) of the Company. Mr. McChesney, 50, was previously the Vice President of Corporate Finance and CFO, Global Tools and Storage, for Stanley Black & Decker (a provider of tools and innovative solutions) since February 2021. Prior thereto, for Stanley Black & Decker, he was Chief Financial Officer, Global Tools and Storage and Corporate FP&A from November 2019 to February 2021, and President, Hand Tools, Accessories and Storage, from November 2016 to November 2019. Mr. McChesney will participate in the Company’s Executive Incentive Plan, Management Equity Incentive Plan, and Supplemental Savings Plan, each of which is described in the “Compensation Discussion and Analysis” section and elsewhere in the Company’s most recent Proxy Statement dated April 1, 2022, which is incorporated herein by reference. Following Mr. McChesney’s appointment, Mr. Johnathan D. Buck, Interim Chief Financial Officer, will remain as the Company’s Chief Accounting Officer. A copy of the Company’s press release announcing the appointment of Mr. McChesney is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1    MSA Safety Incorporated Press Release dated August 1, 2022.

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Stephanie L. Sciullo
Stephanie L. Sciullo
Senior Vice President and Chief Legal Officer
Date: October 17, 2022

EXHIBIT INDEX

Exhibit No.	Description

99.1	MSA Safety Incorporated Press Release dated October 17, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)